Exhibit 10.5

MODIFICATION AND CROSS-COLLATERALIZATION AGREEMENT

THIS MODIFICATION AND CROSS-COLLATERALIZATION AGREEMENT (the “Agreement”) made and entered into this 13th day of April, 2010, by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation with offices at 7100 Grade Lane, Louisville, Kentucky 40213 (“Borrower”), ISA REAL ESTATE, LLC, a Kentucky limited liability company with offices at 7100 Grade Lane, Louisville, Kentucky 40213 (“ISA Real Estate”), ISA INDIANA REAL ESTATE, LLC, a Kentucky limited liability company with offices at 7100 Grade Lane, Louisville, Kentucky 40213 (“Indiana Real Estate”), 7021 GRADE LANE LLC, a Kentucky limited liability company with offices at 7100 Grade Lane, Louisville, Kentucky (“Grade Lane”); (hereinafter Borrower, ISA Real Estate, Indiana Real Estate and Grade Lane shall sometimes be collectively referred to as “Mortgagors”), and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation with offices at 401 West Main Street, Louisville, Jefferson County, Kentucky 40202 (“Bank”);

WITNESSETH:

The parties hereto recite and agree as follows, which recitations and agreements constitute a part of this Agreement:

A. Bank is the holder of a promissory note dated May 7, 2008, payable by Borrower to Bank, in the original principal sum of $6,000,000 (the “Shredder Note”). The Shredder Note evidences a loan (the “Shredder Loan”), in such principal sum. The Shredder Loan is subject to the terms and conditions of the loan agreement dated May 7, 2008, between Borrower and Bank (the “Shredder Loan Agreement”). The stated maturity of the Shredder Loan and the Shredder Note is April 7, 2014.

B. Bank is the holder of a promissory note dated May 7, 2008, payable by Borrower to Bank, in the original principal sum of $3,000,000 (the “Rental Fleet Note”). The Rental Fleet Note evidences a loan (the “Rental Fleet Loan”), in such principal sum. The Rental Fleet Loan is subject to the terms and conditions of the loan agreement dated May 7, 2008, between Borrower and Bank (the “Rental Fleet Loan Agreement”). The stated maturity of the Rental Fleet Loan and the Rental Fleet Note is May 7, 2013.

C. Bank and Borrower entered into a BB&T Bankcard Corporation Commercial Card Plan Agreement dated December 8, 2003 (the “Bankcard Agreement”), pursuant to which Borrower and BB&T Bankcard Corporation (“Bankcard Corporation”) made a $2,500,000 credit card facility available to Borrower, with availability thereunder limited to a principal sum not to exceed $500,000, so long as the Term Loan (hereafter defined) shall be outstanding (the “Credit Card Facility”).

D. Bank is the holder of a promissory note dated October 22, 2008, payable by Borrower to Bank, in the original principal sum of $609,900 (the “Crane Note”). The Crane Note evidences a loan (the “Crane Loan”) in such principal sum. The Crane Loan is subject to the terms and conditions set forth in the loan agreement dated October 22, 2008 between Bank and Borrower (the “Crane Loan Agreement”). The stated maturity of the Crane Loan and the Crane Note is October 22, 2013.

E. Bank is the holder of a promissory note dated June 30, 2009, payable by Borrower to Bank, in the original principal sum of $5,000,000 (the “Term Note”). The Term Note evidences a loan (the “Term Loan”) in such principal sum. The Term Loan is subject to the terms and conditions set forth in the loan agreement dated June 30, 2009, among Borrower, Mortgagors and Bank (the “Term Loan Agreement”). The original stated maturity of the Term Loan and the Term Note was September 28, 2009, same being thereafter extended by mutual agreement of Bank, Borrower and Mortgagors.

F. Hereinafter the Shredder Loan, the Rental Fleet Loan, the Bankcard Facility, the Crane Loan and the Term Loan shall be referred to as the “Loans”; the Shredder Note, the Rental Fleet Note, the Bankcard Agreement, the Crane Note and the Term Note shall be collectively referred to as the “Notes”; the Shredder Loan Agreement, the Rental Fleet Loan Agreement, the Bankcard Agreement, the Crane Loan Agreement and the Term Loan Agreement shall be referred to as the “Loan Agreements”.

G. Repayment of the Loans, the Notes and all other obligations of Borrower and Mortgagors to Bank set forth in the Loan Agreements is secured by security instruments granted to Bank as follows:

a. Mortgage dated June 30, 2009, granted by Indiana Real Estate to Bank of record as Instrument #200905961 in the office of the Jackson County Recorder, Jackson County, Indiana, and related assignment of leases and rents dated June 30, 2009, granted by Indiana Real Estate to Bank of record as Instrument #200905962, in the office aforesaid (hereinafter collectively the “Indiana Real Estate Mortgage”). The real estate subject to the Indiana Real Estate Mortgage is more particularly described therein and on Exhibit A attached hereto and incorporated herein by reference (the “Indiana Real Estate Property”).

b. Mortgage dated June 30, 2009, granted by ISA Real Estate to Bank of record as Instrument #200907685 in the office of the Floyd County Recorder, Floyd County, Indiana, and related assignment of leases and rents dated June 30, 2009, granted by ISA Real Estate to Bank of record as Instrument #200907686, in the office aforesaid (hereinafter collectively the “ISA Real Estate-IN Mortgage”). The real estate subject to the ISA Real Estate-IN Mortgage is more particularly described therein and on Exhibit B attached hereto and incorporated herein by reference (the “ISA Real Estate-IN Property”).

c. Mortgage dated June 30, 2009, granted by Grade Lane to Bank of record in Mortgage Book 11663 at Page 511, in the office of the Jefferson County Clerk, Jefferson County, Kentucky, and related assignment of leases and rents dated June 30, 2009, granted by Grade Lane to Bank of record in Deed Book 9418 at Page 289, in the office aforesaid (hereinafter collectively the “Grade Lane Mortgage”). The real estate subject to the Grade Lane Mortgage is more particularly described therein and on Exhibit C attached hereto and incorporated herein by reference (the “Grade Lane Property”).

d. Mortgage dated June 30, 2009, granted by Borrower to Bank of record in Mortgage Book 11663 at Page 499, in the office of the Jefferson County Clerk, Jefferson County, Kentucky, and related assignment of leases and rents dated June 30, 2009, granted by Borrower to Bank of record in Deed Book 9418 at Page 269, in the office aforesaid (hereinafter collectively the “ISA Mortgage”). The real estate subject to the ISA Mortgage is more particularly described therein and on Exhibit D attached hereto and incorporated herein by reference (the “ISA Property”).

e. Mortgage dated June 30, 2009, granted by ISA Real Estate to Bank of record in Mortgage Book 11663 at Page 505, in the office of the Jefferson County Clerk, Jefferson County, Kentucky, and related assignment of leases and rents dated June 30, 2009, granted by ISA Real Estate to Bank of record in Deed Book 9418 at Page 276, in the office aforesaid (hereinafter collectively the “ISA Real Estate-KY Mortgage”). The real estate subject to the ISA Real Estate-KY Mortgage is more particularly described therein and on Exhibit E attached hereto and incorporated herein by reference (the “ISA Real Estate-KY Property”).

f. Commercial security agreement dated May 31, 2001 between Borrower and Bank of Louisville, a banking corporation to which Bank is the successor (the “2001 Security Agreement”). The 2001 Security Agreement has been modified and amended pursuant to agreements between Bank and Borrower.

g. BB&T security agreement dated December 22, 2006 between Borrower and Bank (the “2006 Security Agreement”). The 2006 Security Agreement has been modified and amended pursuant to agreements between Bank and Borrower.

h. Two BB&T security agreements dated May 7, 2008 between Borrower and Bank (the “2008 Security Agreements”). The 2008 Security Agreements have been amended pursuant to mutual agreement of Borrower and Bank.

G. Hereinafter the Indiana Real Estate Property, the ISA Real Estate-IN Property, the Grade Lane Property, the ISA Property and the ISA Real Estate-KY Property shall be collectively referred to as the “Properties”; the Indiana Real Estate Mortgage, the ISA Real Estate-IN Mortgage, the Grade Lane Mortgage, the ISA Mortgage, the ISA Real Estate-KY Mortgage, the

2001 Security Agreement, the 2006 Security Agreement and the 2008 Security Agreements shall be collectively referred to as the “Security Instruments”; the Notes, the Loan Agreements and the Security Instruments shall be collectively referred to as the “Loan Documents”.

H. Borrower has requested (i) that Bank make a $20,000,000 revolving credit facility available to Borrower (the “Revolver”), and (ii) that Bank modify the terms of the Term Loan, and Bank has agreed to do so upon the terms set forth in Bank’s commitment letter to Borrower dated March 10, 2010.

I. As a condition to making the Revolver available to Borrower and modifying the Term Loan, Bank has required that Borrower and Mortgagors enter into this Agreement.

NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto and each of them, the parties hereto agree as follows:

Mortgagors: represent and warrant that Mortgagors were and are the respective owners and holders of the Properties, subject to the liens and security interests of the Security Instruments; acknowledge that there are no defenses or offsets to the respective Security Instruments securing the Loans; represent and warrant that Mortgagors are not in default under their respective Security Instruments, nor does any circumstance exist that with the giving of notice, the passage of time or both would constitute such a default.

Borrower hereby ratifies and reaffirms its liability for payment of the Loans and its obligation to pay and to perform all sums and obligations owing Bank under the Loan Documents to which Borrower is a party.

Simultaneously herewith, Borrower has executed and delivered to Bank Borrower’s promissory note dated April 13, 2010 (the “Revolver Note”), payable by Borrower to Bank, evidencing the Revolver. The stated maturity of the Revolver and the Revolver Note is April 13, 2013. Repayment of the Revolver and the Revolver Note is secured by a BB&T security agreement of even date herewith between Bank and Borrower (the “2010 Security Agreement”). The 2010 Security Agreement provides that the liens and security interests granted by Borrower in the 2010 Security Agreement secure payment and performance by Borrower of the Loans and each of them heretofore described in the recitals to this Agreement as well as payment of the Revolver and the Revolver Note.

The parties hereto agree that repayment of the Revolver and the Revolver Note is secured by the Security Instruments and that the Security Instruments and each of them secure payment and performance of the Revolver and the Revolver Note. Accordingly, the Security Instruments and each of them shall be and hereby are modified to secure payment and performance of the Revolver and the Revolver Note.

The Revolver is subject to the terms and conditions of the loan agreement of even date among Borrower, Bank and Bankcard Corporation (the “Revolver Loan Agreement”). Hereinafter all references to the Loans shall include the Revolver, all references to the Notes shall include the Revolver Note, all references to the Loan Agreements shall include the Revolver Loan Agreement.

The parties consent and agree that the Security Instruments (which term shall hereafter include the 2010 Security Agreement) executed in connection with any one of the Loans shall secure payment and performance of all the Loans. The parties further consent and agree that a default by Borrower on any one of the Loans will constitute a default by Borrower on all of the Loans. Accordingly, the Security Instruments and each of them shall be and hereby are modified to secure payment and performance of all the Loans and to provide that a default by Borrower on any one of the Loans will constitute a default by Borrower on all the Loans.

Effective this date Borrower and Bank agree that the maturity date of the Term Loan is extended to April 7, 2014. Accordingly, the maturity of the Term Loan shall be and is hereby extended to April 7, 2014. All references to the maturity of the Term Loan as same appears in the Term Note, the Term Loan Agreement and the other Loan Documents shall refer to such maturity as hereby extended.

Borrower acknowledges that as a condition to Bank’s extension of the Term Loan’s stated maturity as aforesaid, Borrower has agreed to make monthly payments of principal plus interest to Bank on the thirteenth (13th) day of each month. Said payments shall be in accordance with the amortization schedule prepared by Bank and accepted by Borrower this date, with the first such payment of principal plus interest to be made on or before May 13, 2010.

Borrower and Bank hereby agree that the addendum to the Term Note (the “Addendum”) executed by Borrower and delivered to Bank this date is given to Bank in substitution and replacement for the addendum dated June 30, 2009 to the Term Note. Hereinafter all references to the Term Note shall include the Addendum.

Mortgagors acknowledge that the Security Instruments securing payment and performance of the Term Loan secure, among other obligations, all indebtedness and obligations of Borrower to Bank (or an affiliate of Bank) under any interest rate swap transactions, interest rate cap and/or floor transactions, interest rate collar transactions, swap agreements (as defined in 11 U.S.C. §3101) or other similar transactions or agreements, including without limitation any ISDA Master Agreement executed by Borrower and all Schedules and Confirmations entered into in connection therewith (collectively referred to as a “Hedge Agreement”). Mortgagors further acknowledge that Borrower and Bank anticipate entering into a Hedge Agreement and hereby confirm and agree that the Security Instruments and each of them do now secure and will continue to secure payment and performance of all sums and obligations due Bank from or on behalf of Borrower by reason of any Hedge Agreement now or hereafter entered into by Borrower and Bank.

THE AGGREGATE PRINCIPAL SUM SECURED BY EACH OF THE SECURITY INSTRUMENTS IS A PRINCIPAL SUM NOT TO EXCEED THIRTY-SEVEN MILLION ONE HUNDRED NINE THOUSAND NINE HUNDRED AND NO/100 DOLLARS ($37,109,900) OUTSTANDING AT ANY TIME. THE FINAL MATURITY DATE OF THE LAST TO MATURE OF THE NOTES SECURED BY THE SECURITY INSTRUMENTS IS APRIL 7, 2014.

Bank acknowledges payment in full and satisfaction of all obligations due Bank from Borrower this date relative to the following loans secured by the Security Instruments: (i) the $10,000,000 revolving credit facility made available by Bank to Borrower on December 22, 2006, evidenced by Borrower’s promissory note dated December 22, 2006, payable to Bank in such principal sum; and (ii) the $12,000,000 credit facility made available by Bank to Borrower on February 11, 2009, evidenced by Borrower’s promissory note dated February 11, 2009, payable to Bank in such principal sum. Effective this date the parties hereto agree that such credit facilities and the notes evidencing same are paid and performed in full and accordingly are no longer secured by the Security Instruments. All references to such credit facilities as same appear in the Loan Documents are void and of no further force or effect.

Mortgagor and Bank intend, recognize and agree that the Security Instruments secure the Revolver which is a revolving line of credit facility to Borrower in a principal amount not to exceed $20,000,000 outstanding at any time. The Revolver evidenced by the Revolver Note may increase or decrease from time to time and the total amount advanced pursuant to the Revolver Note may exceed the face amount thereof; provided, however, that the aggregate principal amount outstanding under the Revolver Note shall not exceed the face amount of the Revolver Note and the amount of the Revolver Note secured by this Mortgage at any time.

UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE REVOLVER SECURED BY THE SECURITY INSTRUMENTS. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

To the extent the terms and provisions of the Loan Documents evidencing, securing and otherwise executed in connection with the Loans conflict with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern.

This Agreement shall be governed by and shall be construed in accordance with the laws of the Commonwealth of Kentucky. Provided, however, as to the rights and remedies of Bank under the Indiana Real Estate Mortgage and the ISA Real Estate-IN Mortgage, the laws of the State of Indiana shall govern.

This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. The invalidity or unenforceability of any portion of this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement.

Time is of the essence of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the parties in multiple original counterparts on the date first above written.

BORROWER:
INDUSTRIAL SERVICES OF AMERICA, INC.

By:		/s/ Harry Kletter

Harry Kletter, Chief Executive Officer

ISA REAL ESTATE:
ISA REAL ESTATE, LLC
(a Kentucky limited liability company)
By: INDUSTRIAL SERVICES OF AMERICA, INC.

	By:	/s/ Harry Kletter

Harry Kletter Chief Executive Officer

INDIANA REAL ESTATE:
ISA INDIANA REAL ESTATE, LLC
(a Kentucky limited liability company)
By: INDUSTRIAL SERVICES OF AMERICA, INC.
(a Florida corporation), Manager and Sole Member

	By:	/s/ Harry Kletter

Harry Kletter, Chief Executive Officer

GRADE LANE:
7021 GRADE LANE LLC
(a Kentucky limited liability company)
By: INDUSTRIAL SERVICES OF AMERICA, INC.
(a Florida corporation), Manager and Sole Member

	By:	/s/ Harry Kletter

Harry Kletter, Chief Executive Officer

BANK:
BRANCH BANKING AND TRUST COMPANY

By:	/s/ Johnny L. Perry

Johnny L. Perry, Senior Vice President

COMMONWEALTH OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 13th day of April, 2010 by Harry Kletter, Chief Executive Officer of Industrial Services of America, Inc., a Florida corporation, on behalf of Industrial Services of America, Inc.

My Commission Expires: June 1, 2013

-seal-

/s/ Sharon C. Hardy

Notary Public

COMMONWEALTH OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 13th day of April, 2010 by Harry Kletter, Chief Executive Officer of Industrial Services of America, Inc., a Florida corporation and the Manager and Sole Member of ISA Real Estate, LLC, a Kentucky limited liability company, on behalf of Industrial Services of America, Inc. and ISA Real Estate, LLC.

My Commission Expires: June 1, 2013

-seal-

/s/ Sharon C. Hardy

Notary Public

COMMONWEALTH OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 13th day of April, 2010 by Harry Kletter, Chief Executive Officer of Industrial Services of America, Inc., a Florida corporation and the Manager and Sole Member of ISA Indiana Real Estate, LLC, a Kentucky limited liability company, on behalf of Industrial Services of America, Inc. and ISA Indiana Real Estate, LLC.

My Commission Expires: June 1, 2013

-seal-

/s/ Sharon C. Hardy

Notary Public

COMMONWEALTH OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 13th day of April, 2010 by Harry Kletter, Chief Executive Officer of Industrial Services of America, Inc., a Florida corporation and the Manager and Sole Member of 7021 Grade Lane LLC, a Kentucky limited liability company, on behalf of Industrial Services of America, Inc. and 7021 Grade Lane LLC.

My Commission Expires: June 1, 2013

-seal-

/s/ Sharon C. Hardy

Notary Public

COMMONWEALTH OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 13th day of April, 2010 by Johnny L. Perry, Senior Vice President of Branch Banking and Trust Company, a North Carolina banking corporation, on behalf of said banking corporation.

My Commission Expires: June 1, 2013

-seal-

/s/ Sharon C. Hardy

Notary Public

THIS INSTRUMENT PREPARED BY:
SHARON C. HARDY
WEBER & ROSE, P.S.C.
471 WEST MAIN STREET, SUITE 400
LOUISVILLE, KENTUCKY 40202

/s/ Sharon C. Hardy

Attorney at Law

EXHIBIT A

A part of the Northeast quarter of the Northwest quarter of Section Sixteen (1.6), Township Six (6) North, Range Six (6) East, Seymour, Jackson County, Indiana, more particularly described as follows: Commencing at a found iron pin at the Northwest corner of said quarter quarter section; thence along the West line of said quarter quarter section, South 00 degrees 04 minutes 14 seconds East (an assumed bearing) 359.98 feet to a set iron pin at the point of beginning; thence North 89 degrees 55 minutes 46 seconds East 350.00 feet to a set iron pin; thence South 00 degrees 04 minutes 14 seconds East 571.14 feet to a set iron pin on the Northerly right-of-way of East 41” Street Road; thence along said right-of-way South 73 degrees 29 minutes 11 seconds West 364.92 feet to a found iron pin on the West line of said quarter quarter section; thence along said West line, North 00 degrees 04 minutes 14 seconds West 674.56 feet to the point of beginning, containing 5.003 acres, more or less.

Being the same property acquired by ISA Indiana Real Estate, LLC, by deed dated June 29, 2005 of record in Deed Document #200505256 of the Jackson County, Indiana Records.

EXHIBIT B

TRACT I

22-05-01-000-033.000-008 for 1617 State Road 111, Lot 3 and Part of Lot 5 and Lot 6.
22-05-01-000-034.000-008 for 1617 Stale Road 111, Lot 7 and Lot 8.
22-05-01-000-037.000-008 for 3 Lots of Jackson Street, Lot 14, Lot 15 and Lot 16.
22-05-01-000-038.000-008 for 1629 State Road 111, Lot 1 and Lot 2.

Lots No. Seven (7) and Eight (8) on Scott Street, Lower Albany, Plat No. Eighteen (18) of the Floyd County, Indiana Records.

Also Lot No. Three (3) on Fourth Street in Plat No. Eighteen (18) of the Floyd County. Indiana Records.

Also, the South 60 feet to Lot 5 and Lot 6 in Plat 18 and more particularly described as follows: Beginning at the South comer of Lot 2 thence Northeasterly 60 feet to the East corner of Lot 2 thence Southeasterly 100 feet and passing through Lots 5 and 6 to a point in the line dividing Lots 6 and 7 thence Southwesterly 60 feet to the South comer of Lot 6 thence Northwesterly 100 feet along an alley on the Southwestern lines of Lots 5 and 6 to the place of beginning.

Also, Lots Nos. 14, 15 and 16 on Jackson Street in Plat. No. 18 of the Floyd County Records. Also Lots Nos. 1 and 2 on Fourth Street in Plat No. 18 of the Floyd County Records.

Being the same property acquired by ISA Real Estate, LLC, a Kentucky limited liability company, by deed dated May 21,2007 of record in Deed Document #200706677 in the office aforesaid.

TRACT 2

22-05-01-000-039.000-008

Lot Nos. Five (S) and Six (6) on Scott Street in Plat No. 18 of the Floyd County, Indiana Records.

Also, Lot No. Four (4) on Fourth Street in Plat No. 18 West of and adjoining the City of New Albany, Floyd County, Indiana.

Excepting therefrom, the South 60 feet of Lot Nos. 5 and 6 in Plat No. 18 and more particularly described as follows: Beginning at the South corner of Lot No. 2; thence Northeasterly 60 feet to the East corner of Lot No. 2; thence Southeasterly 100 feet and passing through Lot Nos. 5 and 6 to a point in the line dividing Lot Nos. 6 and 7; thence Southwesterly 60 feet to the South corner of Lot No. 6; thence Northwesterly 100 feet along an alley on the Southwestern lines of Lot Nos. 5 and 6 to the place beginning.

Being the same property acquired by ISA Real Estate, LLC, a Kentucky limited liability company, by deed dated December 4, 2007 of record in Deed Document #200716236 in the office aforesaid.

EXHIBIT C

PARCEL I

BEING the Northern ½ of Lot 4 and all of Lot 5 as shown on Plat of R.H. Knopp Subdivision, recorded in Plat and Subdivision Book 7 at Page 121, in the office of the Jefferson County Clerk.

PARCEL 2

Tract I

BEING the Northern one-half in width of Lot 6, R.H. Knopp Subdivision plat of which is of record in Plat and Subdivision Book 7 at Page 121, on the office aforesaid.

Tract II

BEING the Southern one-half in width of Lot 6, R.H. Knopp Subdivision plat of which is of record in Plat and Subdivision Book 7 at Page 121, on the office aforesaid.

Parcel 1 and Parcel 2 being the same property conveyed to 7021 Grade Lane, LLC, a Kentucky limited liability company, by deed dated January 7, 2005, of record in Deed Book 8553 at Page 632, in the office aforesaid.

EXHIBIT D

BEGINNING at the intersection of the northerly line of Camp Ground Road, as established in instrument of record in Deed Book 1812 at Page 556, in the office of the Jefferson County Clerk, with the easterly line of the Chicago, St. Louis and New Orleans Railroad right-of-way recorded in Deed Book 1005 at Page 461. in the office aforesaid; thence with the northerly line of Camp Ground Road and with a curve to the right, the following courses and distances, as measured along the chords of said curve; North 74 degrees 22 minutes East 80.37 feet, North 76 degrees 18 minutes East 80 feet, and North 77 degrees 27 minutes East 80 feet to a pipe in the westerly line of I-264 as established in deed to the Commonwealth of Kentucky, recorded in Deed Book 4179 at Page 58, in the office aforesaid; thence with the westerly line of I-264, North 3 degrees 54 minutes East 416 feet, and North 1 degree 09 minutes East 743.12 feet to the northerly line of Tract 2 conveyed to Edward J. Huber by deed of record in Deed Book 900 at Page 430, in the office aforesaid; thence with said last mentioned line, South 80 degrees 10 minutes West 6.23 feet to the northwesterly corner of said last mentioned tract; thence with the westerly line of same, South 3 degrees 10 minutes West 481.80 feet to the northerly line of Tract 1 conveyed to Edward J. Huber by deed of record in Deed Book 900 at Page 430, in the office aforesaid; thence with said last mentioned line, North 86 degrees 15 minutes West 298.71 feet to the easterly line of the Chicago, St. Louis and New Orleans Railroad right-of-way aforesaid; thence with the easterly line of said railroad, South 3 degrees 11 minutes West 341.71 feet; thence continuing with same and with a curve to the left, the following courses and distances, as measured along the chords of said curve; South 1 degree 55 minutes West 100 feet, South 1 degree 54 minutes East 100 feet, South 11 degrees 11 minutes East 80 feet, South 19 degrees 43 minutes East 80 feet, and South 27 degrees 41 minutes East 65.77 feet, to the point of beginning.

BEING the same property conveyed to Industrial Services of America, Inc. by deed dated as of April 2, 2009, of record in Deed Book 9372 at Page 531, in the office of the Jefferson County Clerk.

EXHIBIT E

TRACT 1

Beginning at a roofing nail in the center line of Grade Road, also known as Grade Lane, at its intersection with the Southerly line Aircraft and Agricultural Implement Workers of America, U.A.W., by deed dated October 22, 1957, of record in Deed Book 3475 at Page 77, in the office of the Jefferson County Clerk; thence with the center line of Grade Road, South 20 degrees 03 minutes West 311.94 feel and extending back between parallel lines South 85 degrees 54 minutes East to the Easterly line of the tract conveyed lo George Shulthise, by deed of record in Deed Book 896, Page 642, in the office aforesaid, the Northerly line being coincident with the Southerly line of the tract conveyed to Trustees of Local 862, United Automobile, Aircraft and Agriculture Implement Workers of America, U.A.W., by deed aforesaid, and measuring 977.73 feet, the Southerly line measuring 1069.99 feet,

Being the same property acquired by ISA Real Estate, LLC, a Kentucky limited liability company, by deed dated September 5, 2008, of record in Deed Book 9283 at Page 932, in the office aforesaid.

TRACT 2

BEGINNING at a pin and cap at the Southwest comer of the tract conveyed to Cooperative Seed & Farm Supply Service, Inc. by Deed Book 2889 at Page 277 and Deed Book 3559 at Page 253, said pin and cap also being in the Westerly right of way line of Grade Lane (a 60’ Public Roadway): running with the Southerly line of the aforementioned Cooperative Seed & Farm Supply Service, Inc. North 65 degrees 42 minutes 00 seconds West a distance of 502.65 feet to a pin and cap being at the Southeasterly corner of a tract conveyed to K & R Corporation by Deed Book 6841 at Page 161; thence with the East line of last mentioned tract North 24 degrees 18 minutes 00 seconds East a distance of 200.00 feet lo a pin and cap; thence with the Northerly line of said tract North 65 degrees 42 minutes 00 seconds West a distance of 843.89 feel to a pin and cap; thence North 07 degrees 18 minutes 00 seconds West a distance of 305.81 feet to a pin and cap in the Southerly line of another tract conveyed to K & R Corporation by Deed Book 4935 at Page 731; thence with the Southerly line of said tract South 65 degrees 42 minutes 00 seconds East a distance of 1484.94 feet to a pin and cap in the Westerly right of way line of Grade Lane aforesaid; thence with said right of way line South 21 degrees 35 minutes 04 seconds West a distance of 460.98 feet to the point of beginning. Being the remainder of the property as shown on plat attached to and made a part of deed dated February 23, 1981, of record in Deed Book 5215 at Page 427, in the office of the Jefferson County Clerk.

BEING the same property conveyed to ISA Real Estate, LLC, a Kentucky limited liability company, by deed dated May 1,2003, of record in Deed Book 8130 at Page 934, in the office aforesaid.